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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated June 29, 1999, included in this Form 11-K, into the Company's previously filed Registration Statements on Form S-3 (No. 333-29817) and on Form S-8 (No. 33-14464, 2-63830, 2-55753, 333-02285, 333-02557 and 2-36370).


                                                         /s/ Arthur Andersen LLP

Kansas City, Missouri
June 29, 1999